VAN KAMPEN UNIT TRUSTS, SERIES 420
                         S&P PowerPicks Portfolio 2004-1

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 2, 2004

         Notwithstanding anything to the contrary in the prospectus, the "Estimated annual dividends per Unit" for S&P PowerPicks Portfolio 2004-1 on page 3 of the prospectus is $0.06444.

Supplement Dated:  January 6, 2004